                                                                Exhibit 10.6(d)

                               AMENDMENT NO. 3
                                      TO
                        REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 3, dated April ___, 1998 (the "Amendment"), to the Registration Rights Agreement, dated November 9, 1995, among Giga Information Group, Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A thereto (the "Investors") and those key members of the Company's management listed on Exhibit B thereto (the "Management Persons"), as amended (the "Agreement"), is entered into by the Company, the Management Persons, the undersigned Investors, the undersigned Purchasers (as defined herein) and Friedman, Billings, Ramsey Group, Inc. and Friedman, Billings, Ramsey Investment Management, Inc. (collectively, "FBR").

         WHEREAS, the Company proposes to enter into a Series D Preferred Stock and Warrant Purchase Agreement dated as of the date hereof (the "Series D Agreement") with the purchasers named on Exhibit A thereto (the "Purchasers");

         WHEREAS, the Company proposes to enter into a Bridge Loan Agreement (the "Bridge Agreement") with FBR pursuant to which, among other things, the Company (i) will issue senior convertible notes and warrants to purchase shares of the Company's Common Stock, $0.001 par value per share and (ii) may (under certain circumstances described therein) issue shares of its Series D Preferred Stock, $0.001 par value per share (the "Series D Stock"), and warrants to purchase additional shares of Series D Stock to FBR; and

         WHEREAS, it is a condition to the performance of the obligations by the Purchasers under the Series D Agreement and FBR under the Bridge Loan Agreement that the Company, the Investors and Management Persons enter into this Amendment for the purposes, among other things, of making the Purchasers and FBR parties to the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to the Agreement. Acting in accordance with Section 1.1 of the Agreement, the undersigned hereby consent to the following amendments to the Agreement:

                  (a) Clause (ii) of Subsection 2.1(b) is deleted in its entirety and the following clause (ii) is inserted in lieu thereof:

                  "(ii) the shares of Common Stock issuable or issued upon (A) conversion of the Company's Series A Preferred Stock, par value $0.001 per share, Series B Preferred Stock, par value $0.001 per share, Series C Preferred Stock, par value $0.001 per share, and Series D Preferred Stock, par value $0.001 per share, including shares of such series of preferred stock issuable upon exercise of warrants to purchase such shares (collectively, the "Series Preferred Stock") and (B) exercise of warrants issued to Friedman, Billings, Ramsey Group, Inc. and Friedman, Billings, Ramsey Investment Management, Inc. to purchase shares of Common Stock (such shares of Common Stock referred to in clauses (i) and (ii) hereof collectively referred to hereinafter as the "Stock"); and"

                  (b) Subsection 2.2(a) is hereby amended by inserting the phrase "file such registration statement" prior to the phrase "within ninety
(90) days" on the fourteenth line therein.

                  (c) Exhibit A of the Agreement is hereby amended, as set forth on Exhibit A attached hereto, pursuant to which each of the Purchasers and FBR is added to Exhibit A of the Agreement and thereby becomes a party thereto and entitled to the rights and benefits thereof;

         2. Notwithstanding any provisions contained herein to the contrary, the effectiveness of this Amendment is conditional upon the effectiveness of the Bridge Agreement and the execution of this Amendment by FBR.

         3. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         4. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         5. This Amendment shall be governed by the laws of the State of New York, notwithstanding the conflict-of-law doctrines of New York or any other jurisdiction to the contrary.

         6. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.



                     [SIGNATURES BEGIN ON THE NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Registration Rights Agreement on the date first above written.


GIGA INFORMATION GROUP, INC.


By:
   -------------------------------
  Name:  Daniel M. Clarke
  Title: Senior Vice President, Chief
         Financial Officer, Treasurer
         and Secretary


Management Persons:


--------------------------------------
Gideon I. Gartner


--------------------------------------
David L. Gilmour

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

Series A Preferred Stockholders:


--------------------------------------
Jonathan Art


--------------------------------------
Adrian Bowles


--------------------------------------
Neill H. Brownstein

RICHARD L. CRANDALL TRUST
U/A/D 6/13/86


By:
   -------------------------
  Name:  Richard L. Crandall
  Title: Trustee


--------------------------------------
Esther Dyson



--------------------------------------
Harry Edelson

FAHERTY PROPERTIES CO., LTD.


By:
   -----------------------------------
  Name:
  Title:


--------------------------------------
Bert Fingerhut

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement




--------------------------------------
Gideon I. Gartner



--------------------------------------
David L. Gilmour


--------------------------------------
Bernard Goldstein


--------------------------------------
George J.W. Goodman



--------------------------------------
Stewart H. Greenfield



--------------------------------------
Michael J. Kolesar



--------------------------------------
Stephen R. Levy



--------------------------------------
Thomas W. Malone



--------------------------------------
James D. Robinson III

                                                            Amendment No. 3 to
                                                 Registration Rights Agreement

RUTHERFORD GROUP


By:
   ------------------------------------
  Name:
  Title:


--------------------------------------
Cornelius T. Ryan



--------------------------------------
Arno D. Schefler



--------------------------------------
Scott M. Smith



--------------------------------------
Frederick G. Smith



--------------------------------------
Peter A. Wright

YALE UNIVERSITY


By:
   -----------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

Series B Preferred Stockholders:

21ST CENTURY COMMUNICATIONS PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

21ST CENTURY COMMUNICATIONS T-E PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

ACORN INVESTMENT TRUST, SERIES DESIGNATED ACORN FUND


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

AKKAD


By:
   --------------------------------------
  Name:
  Title:

ALFRED UNIVERSITY


By:
   --------------------------------------
  Name:
  Title:

BAUPOST LIMITED PARTNERSHIP 1983 C-1


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Adam J. Brownstein



--------------------------------------
Neill and Linda Brownstein



--------------------------------------
Todd D. Brownstein



--------------------------------------
Robert E. Cook

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

CORE TECHNOLOGY FUND, INC.


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Christopher J. DiVecchio



--------------------------------------
Martin P. DuRoss



--------------------------------------
Harry Edelson

EDELSON TECHNOLOGY PARTNERS III


By:
   --------------------------------------
  Name:
  Title:

EXECUTIVE TECHNOLOGY, L.P.


By:
   --------------------------------------
  Name:
  Title:

FOUNDATION PARTNERS


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

GILO FAMILY PARTNERSHIP


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Will P. Gordon



--------------------------------------
Jon D. Gruber

GRUBER & MCBAINE INTERNATIONAL


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Emily G. Hamilton

HARE & CO.


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

HAUSSMAN HOLDINGS


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Michael J. Kolesar

LAGUNITAS PARNTERS, L.P.


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
John B. Landry



--------------------------------------
Derek Lemke-von Ammon

THE MATRIX TECHNOLOGY GROUP N.V.


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

MERRILL LYNCH, CUSTODIAN FOR THE
BENEFIT OF RICHARD FOUDY, S.C.P.


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
J. Patterson McBaine

MONTGOMERY SMALL CAP PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

MONTGOMERY SMALL CAP PARTNERS II, L.P.


By:
   --------------------------------------
  Name:
  Title:

MONTGOMERY SMALL CAP PARTNERS III, L.P.


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

MONTSOL INVESTMENTS N.V.


By:
   --------------------------------------
  Name:
  Title:

NOSROB INVESTMENTS LTD.


By:
   --------------------------------------
  Name:
  Title:

POMONA CAPITAL II, L.P.


By:
   --------------------------------------
  Name:
  Title:

QUOTA FUND N.V.


By:
   --------------------------------------
  Name:
  Title:

CHARLES O. ROSSOTTI CHARITABLE
REMAINDER UNITRUST


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

RRE GIGA INVESTORS, L.P.


By:
   --------------------------------------
  Name:
  Title:

RRE GIGA INVESTORS II, L.P.


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Cornelius T. Ryan



--------------------------------------
Frederick G. Smith

SCI-TECH INVESTMENT PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

S.G. PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

TAMPSCO II PARTNERSHIP


By:
   --------------------------------------
  Name:
  Title:

WHEATLEY FOREIGN PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

WHEATLEY PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Susan Tracy Wheeler

YALE UNIVERSITY


By:
   --------------------------------------
  Name:
  Title:

YALE UNIVERSITY RETIREMENT PLAN
FOR STAFF EMPLOYEES


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

Series C Preferred Stockholders:

ALLEN & COMPANY INCORPORATED


By:
   --------------------------------------
  Name:
  Title:



--------------------------------------
Neill H. Brownstein



--------------------------------------
Richard L. Crandall



--------------------------------------
Gideon I. Gartner



--------------------------------------
Bernard Goldstein

PEQUOT PRIVATE EQUITY FUND L.P.


By:
   --------------------------------------
  Name:
  Title:

PEQUOT OFFSHORE PRIVATE EQUITY FUND, L.P.


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

WHEATLEY FOREIGN PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

WHEATLEY PARTNERS, L.P.


By:
   --------------------------------------
  Name:
  Title:

                                                             Amendment No. 3 to
                                                  Registration Rights Agreement

         The undersigned Purchasers of Series D Preferred Stock of the Company and Friedman, Billings, Ramsey Group, Inc. and Friedman, Billings, Ramsey Investment Management, Inc. hereby agree that upon their execution of this Amendment the undersigned shall become parties to the Agreement such that the undersigned shall be deemed "Investors," subject to all the terms and conditions applicable to Investors set forth therein, and the shares of Series D Preferred Stock and warrants, and Common Stock issuable upon conversion or exercise thereof, held by the undersigned shall constitute "Registrable Securities," subject to all of the terms and conditions applicable to Registrable Securities set forth therein.


Friedman, Billings, Ramsey Group, Inc.


By:
   --------------------------------------

Title:
      -----------------------------------


Friedman, Billings, Ramsey Investment Management, Inc.


By:
   --------------------------------------

Title:
      -----------------------------------


Novak Biddle Venture Partners, L.P.


By:
   --------------------------------------

Title:
      -----------------------------------

                        REGISTRATION RIGHTS AGREEMENT

                                  EXHIBIT A

                                  INVESTORS

Series A Preferred Stockholders:


David Gilmour                                    Michael J. Kolesar
c/o Expernet/Giga                                35 Park Avenue
3945 Freedom Circle                              Ardsley, NY  10502
Santa Clara, CA 95054

Neill H. Brownstein                              Stephen R. Levy
536 West Crescent Drive                          c/o Bolt Beranek & Newman Inc.
Palo Alto, CA 94301                              150 Cambridge Park Drive
                                                 Cambridge, MA 02140

Richard L. Crandall Trust                        Thomas W. Malone
U/A/D 6/13/86, Richard L.                        50 Memorial Drive
Crandall, Trustee                                E53-333
2129 Devonshire Road                             Cambridge, MA 02141
Ann Arbor, MI 48104

Faherty Properties Co., Ltd.                     James D. Robinson III
c/o Michael D. Faherty                           RRE Investors, L.L.C.
6133 Higate Lane                                 126 E. 56th Street
Dallas, TX 75214                                 New York, NY 10022

Bert Fingerhut                                   Rutherford Group
1520 Silver King Drive                           5514 Calullmet
Aspen, CO 81611                                  La Jolla, CA 92037

Yale University                                  Cornelius T. Ryan
c/o S(squared) Technology Corp.                  315 Post Road West
515 Madison Avenue                               Westport, CT 06880
New York, NY  10022
Attn:  Sy Goldblatt

George J.W. Goodman                              Arno D. Schefler
45 West 45th Street                              2049 McLain Flats Road
15th Floor                                       P.O. Box 1005
New York, NY 10036                               Aspen, CO 81611

Stewart H. Greenfield                            Esther Dyson
279 Sturges Highway                              c/o Daphne Kis
Westport, CT 06880                               104 5th Avenue, 20th Floor
                                                 New York, NY  10011

Scott M. Smith                                   Frederick Smith
Camelot Capital                                  435 East 57th Street
10 Glenville Street                              Apt. 5C
Greenwich, CT 06831                              New York, NY 10022

Peter A. Wright                                  Adrian Bowles
P.A.W. Partners, L.P.                            57 Grozier Road
10 Glenville Street                              Cambridge, MA 02138
Greenwich, CT 06831

Jonathan Art                                     Gideon I. Gartner
80 East End Avenue                               0126 Magnifico Drive
New York, NY 10028                               Aspen, CO 81611

Harry Edelson                                    Bernard Goldstein
c/o Edelson Technology Partners                  c/o Broadview Associates
Whitecliff Lake, NJ 07675                        1 Bridge Plaza
                                                 Fort Lee, NJ 07024

Series B Preferred Stockholders:


21st Century Communications                  Sci-Tech Investment Partners, L.P.
   Partners L.P.                             c/o S(squared) Technology Corp.
767 5th Avenue                               515 Madison Avenue, Suite 4200
New York, NY  10153                          New York, NY  10022
Attention:  Irwin Lieber                     Attention:  Sy Goldblatt

21st Century Communications Foreign          The Matrix Technology Group N.V.
   Partners, L.P.                            c/o S(squared) Technology Corp.
767 5th Avenue                               515 Madison Avenue, Suite 4200
New York, NY  10153                          New York, NY  10022
Attention:  Irwin Lieber                     Attention:  Sy Goldblatt

21st Century Communications T-E              Yale University
   Partners, L.P.                            c/o S(squared) Technology Corp.
767 5th Avenue                               515 Madison Avenue, Suite 4200
New York, NY  10153                          New York, NY  10022
Attention:  Irwin Lieber                     Attention:  Sy Goldblatt

Wheatley Partners, L.P.                      Wheatley Foreign Partners, L.P.
767 5th Avenue                               767 5th Avenue
New York, NY  10153                          New York, NY  10153
Attention:  Irwin Lieber                     Attention:  Irwin Lieber

Montsol Investments N.V.                     Yale University Retirement Plan for
c/o S(squared) Technology Corp.                    Staff Employees
515 Madison Avenue, Suite 4200               c/o S(squared) Technology Corp.
New York, NY  10022                          515 Madison Avenue, Suite 4200
Attention:  Sy Goldblatt                     New York, NY  10022
                                             Attention:  Sy Goldblatt

Executive Technology, L.P.                   S.G. Partners, L.P.
c/o S(squared) Technology Corp.              c/o S(squared) Technology Corp.
515 Madison Avenue, Suite 4200               515 Madison Avenue, Suite 4200
New York, NY  10022                          New York, NY  10022
Attention:  Sy Goldblatt                     Attention:  Sy Goldblatt

Core Technology Fund, Inc.                   Acorn Investment Trust, Series
c/o S(squared) Technology Corp.              Designated Acorn Fund
515 Madison Avenue, Suite 4200               c/o Asset Mgmt.
New York, NY  10022                          227 West Monroe Street
Attention:  Sy Goldblatt                     Suite 3000
                                             Chicago, IL  60606
                                             Attention:  Ralph Wanger

Charles O. Rossotti Charitable               Alfred University
   Remainder Unitrust                        c/o S(squared) Technology Corp.
c/o S(squared) Technology Corp.              515 Madison Avenue, Suite 4200
515 Madison Avenue, Suite 4200               New York, NY  10022
New York, NY  10022                          Attention:  Sy Goldblatt
Attention:  Sy Goldblatt

Foundation Partners                          Tampsco II Partnership
c/o S(squared) Technology Corp.              c/o S(squared) Technology Corp.
515 Madison Avenue, Suite 4200               515 Madison Avenue, Suite 4200
New York, NY  10022                          New York, NY  10022
Attention:  Sy Goldblatt                     Attention:  Sy Goldblatt

Hare & Co.                                   Derek Lemke-von Ammon
c/o The Bank of New York                     c/o Montgomery Securities
P.O. Box 11203                               600 Montgomery Street
New York, NY  10249                          San Francisco, CA  94111
Attention:  Betty Gorecki

Montgomery Small Cap Partners III, L.P.      Kensington Partners L.P.
c/o Montgomery Asset Management              237 Park Avenue
3200 Cherry Creek Drive                      New York, NY  10017
Suite 370                                    Attention:  Dick Keim
Denver, CO  80209

Quota Fund N.V.                              Lagunitas Partners, L.P.
c/o Montgomery Asset Management              c/o Gruber & McBaine Capital
600 Montgomery Street                          Management
San Francisco, CA  94111                     50 Osgood Place
Attention:  Dana Schmidt                     San Francisco, CA  94133


Haussmann Holdings                           Jon D. Gruber
c/o Montgomery Asset Management              c/o Gruber & McBaine Capital
600 Montgomery Street                          Management
San Francisco, CA  94111                     50 Osgood Place
Attention:  Dana Schmidt                     San Francisco, CA  94133

Nosrob Investments Ltd.                       Martin P. DuRoss
c/o Montgomery Asset Management               15120 Eclipse Drive
600 Montgomery Street                         Manassas, VA  22111
San Francisco, CA  94111
Attention:  Dana Schmidt

Neill and Linda Brownstein                    Susan Tracy Wheeler
536 West Crescent Drive                       2 Bonnie Brook Road
Palo Alto, CA  94301                          Westport, Connecticut  06880

Adam J. Brownstein                            John B. Landry
536 West Crescent Drive                       62 Old Connecticut Path
Palo Alto, CA  94301                          Wayland, MA  01778

Todd D. Brownstein                            RRE Giga Investors II, L.P.
536 West Crescent Drive                       126 East 56th Street, 22nd Floor
Palo Alto, CA  94301                          New York, New York  10022
                                              Attention:  Mr. Stuart Ellman

Will P. Gordon                                Harry Edelson
536 West Crescent Drive                       c/o Edelson Technology Partners
Palo Alto, CA  94301                          Whiteweld Centre
                                              300 Tice Boulevard
                                              Woodcliff Lake, NJ  07675

Emily G. Hamilton                             Edelson Technology Partners III
536 West Crescent Drive                       Whiteweld Centre
Palo Alto, CA  94301                          300 Tice Boulevard
                                              Woodcliff Lake, NJ  07675
                                              Attention:  Mr. Harry Edelson

Merrill Lynch                                 Gilo Family Partnership
Custodian for the benefit of                  100 Why Worry Lane
   Richard Foudy, S.C.P.                      Woodside, CA  94062
101 Hudson Street                             Attention:  David Gilo
8th Floor
Jersey City, NJ  07302-3997

Cornelius T. Ryan                             Robert E. Cook
315 Post Road West                            572 Park Avenue, 2nd Floor
Westport, CT  06880                           Park City, UT  84060

Frederick G. Smith                        RRE Giga Investors, L.P.
435 East 57th Street, Apt. 5C             126 East 56th Street, 22nd Floor
New York, NY  10022                       New York, NY  10022
                                          Attention:  Mr. Stuart Ellman

Michael J. Kolesar                        Montgomery Small Cap Partners II, L.P.
Giga Information Group, Inc.              c/o Montgomery Securities
1 Longwater Circle                        101 California Street
Norwell, MA  02061                        San Francisco, CA  94111
                                          Attn:  Ms. Dana Schmidt

Christopher J. DiVecchio                  Pomona Capital II, L.P.
254 Main Street, #1C                      c/o Pomona Capital
Southport, CT  06490                      780 Third Avenue, 28th Floor
                                          New York, NY  10017

AKKAD                                     Baupost Limited Partnership 1983 C-1
Acorn Fund                                c/o Pomona Capital
c/o Wanger Asset Management               780 Third Avenue, 28th Floor
227 West Monroe Street                    New York, NY  10017
Suite 3000
Chicago, Illinois  60606
Attn:  Emily Bredahl

Montgomery Small Cap Partners, L.P.
c/o Montgomery Securities
101 California Street
San Francisco, CA  94111
Attn:  Ms. Dana Schmidt

Series C Preferred Stockholders:

Pequot Private Equity Fund, L.P.       Pequot Offshore Private Equity Fund, Inc.
354 Pequot Avenue                      c/o Hemisphere Management Limited
Southport, CT  06490-0760              Hemisphere House
Attn:  Lawrence D. Lenihan, Jr.        9 Church Street
                                       P.O. Box HM951
                                       Hamilton HM OX Bermuda
                                       Attn:  Thomas L. Healy

Neill H. Brownstein                    Gideon I. Gartner
536 West Crescent Drive                0126 Magnifico Drive
Palo Alto, CA 94301                    Aspen, CO 81611

Richard L. Crandall                    Bernard Goldstein
c/o Arbor Partners LLC                 Broadview Associates
505 East Huron, Suite 201              1 Bridge Plaza
Ann Arbor, MI 48104                    Fort Lee, NJ 07024

Allen & Company Incorporated           Wheatley Partners, L.P.
711 Fifth Avenue                       c/o Wheatley Partners, L.L.C.
New York, NY 10022                     80 Cutter Mill Road, Suite 311
                                       Great Neck, NY 11021

Wheatley Foreign Partners, L.P.
c/o Wheatley Partners, L.L.C.
80 Cutter Mill Road, Suite 311
Great Neck, NY 11021

New Series D Preferred Stockholder:

Novak Biddle Venture Partners, L.P.
1897 Preston White Drive
Reston, VA 20191

FBR:

Friedman, Billings, Ramsey Group, Inc.
1001 19th Street North
Arlington, VA 22209-1710

Friedman, Billings, Ramsey Investment Management, Inc.
1001 19th Street North
Arlington, VA 22209-1710